Exhibit 99.1

VirnetX Receives NYSE Notification

ZEPHYR COVE, Nevada, September 4, 2024 – VirnetX™ Holding Corporation (NYSE: VHC) (the “Company”), an Internet security software and technology company, today announced that on August 28, 2024, it received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with Section 802.01B of the NYSE’s Listed Company Manual (“Rule 802.01B”) because its average global market capitalization over a consecutive 30 trading-day period was less than $50 million, and, at the same time, its stockholders’ equity was less than $50 million. The Notice does not have an immediate impact on the listing of the Company’s common stock and does not affect the Company’s business operations or its Securities and Exchange Commission reporting requirements.

In accordance with NYSE procedures, within 45 days from receipt of the Notice, the Company intends to submit a plan to the NYSE advising it of the definitive action(s) the company has taken, is taking, or plans to take that would bring it into conformity with the continued listing standards. If the NYSE accepts the Company’s plan, the Company’s common stock will continue to be listed and traded on the NYSE during the 18 month cure period, subject to the company’s compliance with other NYSE continued listing standards and continued periodic review by the NYSE of the Company’s progress with respect to its plan.

About VirnetX

VirnetX Holding Corporation is an Internet security software and technology company with industry-leading, patented technology for Zero Trust Network Access (“ZTNA”) based secure network communications. VirnetX's software and technology solutions, including its Secure Domain Name Registry and Technology, VirnetX One™, VirnetX War Room™, VirnetX Matrix™, and Gabriel Connection Technology™, are designed to be device and location independent, and enable a secure real-time communication environment for all types of enterprise applications, services, and critical infrastructures. For more information, please visit www.virnetx.com.

Special Note Regarding Forward-Looking Statements

This press release should be read in conjunction with our filings with the Securities and Exchange Commission.  Statements herein may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

These forward-looking statements are based upon our current expectations, estimates, assumptions, and beliefs concerning future events and conditions and may discuss, among other things, our ability to develop a plan to regain compliance with the continued listing criteria of the NYSE; the NYSE’s acceptance of such plan; the Company’s ability to execute such plan and to continue to comply with applicable listing standards within the available cure period; risks arising from the potential suspension of trading of the Company’s common stock on the NYSE, and other risks and uncertainties detailed from time to time in our reports filed with the SEC. Any statement that is not historical in nature is a forward- looking statement and may be identified by the use of words and phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result in,” and similar expressions. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are necessarily subject to risks, uncertainties, and other factors, many of which are outside our control, and could cause actual results to differ materially from such statements and from our historical results and experience. These risks, uncertainties and other factors include, but are not limited to risks detailed in our filings with the Securities and Exchange Commission. Readers are cautioned that it is not possible to predict or identify all the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be considered a complete list. Any forward-looking statement speaks only as of the date on which such statement is made.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Contact:
Investor Relations
VirnetX Holding Corporation
415.505.0456
ir@virnetx.com